Fees Summary	Dec. 05, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 322,791.15
Total Fee Amount	322,791.15
Total Transaction Valuation	2,337,372,583.00
Total Offset Amount	0.00
Net Fee	$ 0.00